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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 17, 2001 (JULY 13, 2001)
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


              OKLAHOMA                                 1-13726                              73-1395733
    ----------------------------                ---------------------            ---------------------------------
    (State or other jurisdiction                (Commission File No.)            (IRS Employer Identification No.)
          of incorporation)


6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA                                           73118
----------------------------------------------------                                         ----------
     (Address of principal executive offices)                                                (Zip Code)


                                 (405) 848-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On July 13, 2001, Chesapeake Energy Corporation issued a press release announcing second quarter 2001 earnings release and conference call.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on July 13, 2001.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CHESAPEAKE ENERGY CORPORATION



                                       BY: /s/ AUBREY K. MCCLENDON
                                           ---------------------------
                                               AUBREY K. MCCLENDON
                                            Chairman of the Board and
                                            Chief Executive Officer

Dated:  July 17, 2001


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION
------                        -----------
99                Press Release issued by the Registrant on July 13, 2001.